Portfolio of Investments – as of September 30, 2023 (Unaudited)
Mirova Global Green Bond Fund

Principal Amount(‡)	Description	Value (†)
Bonds and Notes — 83.8% of Net Assets
	Canada — 0.1%
50,000	Province of Quebec, 2.600%, 7/06/2025, (CAD)	$35,279
	Chile — 1.8%
500,000	Chile Government International Bonds, 1.250%, 1/29/2040, (EUR)	330,390
500,000	Chile Government International Bonds, 3.500%, 1/25/2050	332,131
		662,521
	Denmark — 3.0%
500,000	Orsted AS, 1.500%, 11/26/2029, (EUR)	453,477
200,000	Orsted AS, (fixed rate to 9/09/2027, variable rate thereafter), 1.750%, 12/09/3019, (EUR)	176,920
500,000	Vestas Wind Systems Finance BV, EMTN, 1.500%, 6/15/2029, (EUR)	458,769
		1,089,166
	Finland — 0.5%
200,000	VR-Yhtyma OYJ, 2.375%, 5/30/2029, (EUR)	191,443
	France — 7.7%
400,000	Altarea SCA, 1.750%, 1/16/2030, (EUR)	305,897
400,000	Banque Stellantis France SACA, EMTN, 3.875%, 1/19/2026, (EUR)	418,839
400,000	Cie de Saint-Gobain SA, EMTN, 2.125%, 6/10/2028, (EUR)	389,935
200,000	Covivio SA, 1.125%, 9/17/2031, (EUR)	164,214
400,000	Credit Mutuel Arkea SA, EMTN, 4.250%, 12/01/2032, (EUR)	413,654
200,000	Derichebourg SA, 2.250%, 7/15/2028, (EUR)	183,433
200,000	Forvia SE, 2.375%, 6/15/2029, (EUR)	171,856
100,000	Getlink SE, 3.500%, 10/30/2025, (EUR)	102,767
300,000	ICADE, 1.500%, 9/13/2027, (EUR)	283,372
600,000	Societe Du Grand Paris EPIC, EMTN, 1.700%, 5/25/2050, (EUR)	380,905
		2,814,872
	Germany — 4.0%
2,000,000	Bundesrepublik Deutschland Bundesanleihe, Series G, Zero Coupon, 1.719%–2.111%, 8/15/2050, (EUR)(a)	972,670
500,000	EnBW Energie Baden-Wuerttemberg AG, (fixed rate to 3/30/2026, variable rate thereafter), 1.875%, 6/29/2080, (EUR)	474,441
		1,447,111
	Hungary — 1.0%
500,000	Hungary Government International Bonds, 1.750%, 6/05/2035, (EUR)	355,236
	Indonesia — 1.3%
500,000	Perusahaan Penerbit SBSN Indonesia III, 3.900%, 8/20/2024	491,875
	Ireland — 0.6%
300,000	ESB Finance DAC, EMTN, 1.000%, 7/19/2034, (EUR)	230,145
	Italy — 6.5%
400,000	A2A SpA, EMTN, 1.000%, 7/16/2029, (EUR)	349,841
600,000	Assicurazioni Generali SpA, EMTN, 2.124%, 10/01/2030, (EUR)	517,428
400,000	Cassa Depositi e Prestiti SpA, 3.875%, 2/13/2029, (EUR)	408,312
300,000	ERG SpA, EMTN, 0.500%, 9/11/2027, (EUR)	273,589
400,000	Hera SpA, EMTN, 2.500%, 5/25/2029, (EUR)	386,535
800,000	Italy Buoni Poliennali Del Tesoro, Series 34Y, 1.500%, 4/30/2045, (EUR)(b)	462,348
		2,398,053
Principal Amount(‡)	Description	Value (†)
	Japan — 2.3%
500,000	Denso Corp., 1.239%, 9/16/2026	$437,365
400,000	Mizuho Financial Group, Inc., EMTN, 3.490%, 9/05/2027, (EUR)	408,915
		846,280
	Korea — 1.8%
400,000	Kookmin Bank, GMTN, 4.500%, 2/01/2029	368,417
300,000	Korea International Bonds, Zero Coupon, 0.000%, 10/15/2026, (EUR)(c)	282,272
		650,689
	Lithuania — 2.3%
500,000	Ignitis Grupe AB, EMTN, 1.875%, 7/10/2028, (EUR)	461,777
400,000	Ignitis Grupe AB, EMTN, 2.000%, 7/14/2027, (EUR)	387,169
		848,946
	Mexico — 2.1%
800,000	Mexico Government International Bonds, 1.350%, 9/18/2027, (EUR)	758,361
	Netherlands — 7.1%
300,000	Alliander NV, EMTN, 2.625%, 9/09/2027, (EUR)	304,690
400,000	CTP NV, EMTN, 2.125%, 10/01/2025, (EUR)	392,564
400,000	de Volksbank NV, EMTN, 0.375%, 3/03/2028, (EUR)	351,287
600,000	de Volksbank NV, EMTN, (fixed rate to 10/22/2025, variable rate thereafter), 1.750%, 10/22/2030, (EUR)	582,397
500,000	Koninklijke Philips NV, EMTN, 2.125%, 11/05/2029, (EUR)	469,407
300,000	Stedin Holding NV, EMTN, 2.375%, 6/03/2030, (EUR)	286,299
150,000	TenneT Holding BV, EMTN, 1.250%, 10/24/2033, (EUR)	127,072
100,000	TenneT Holding BV, EMTN, 1.875%, 6/13/2036, (EUR)	85,973
		2,599,689
	Norway — 0.8%
300,000	Statkraft AS, EMTN, 2.875%, 9/13/2029, (EUR)	302,512
	Portugal — 2.1%
400,000	EDP Finance BV, EMTN, 3.875%, 3/11/2030, (EUR)	414,520
400,000	Ren Finance BV, EMTN, 0.500%, 4/16/2029, (EUR)	350,330
		764,850
	Singapore — 1.3%
500,000	Vena Energy Capital Pte. Ltd., EMTN, 3.133%, 2/26/2025	473,841
	Spain — 6.4%
400,000	Banco Bilbao Vizcaya Argentaria SA, 1.000%, 6/21/2026, (EUR)	389,419
300,000	Banco Bilbao Vizcaya Argentaria SA, GMTN, 4.375%, 10/14/2029, (EUR)	318,358
500,000	Bankinter SA, 0.625%, 10/06/2027, (EUR)	457,895
400,000	Iberdrola Finanzas SA, EMTN, 1.375%, 3/11/2032, (EUR)	350,398
900,000	Spain Government Bonds, 1.000%, 7/30/2042, (EUR)(b)	548,336
300,000	Telefonica Europe BV, (fixed rate to 2/05/2027, variable rate thereafter), 2.502%, (EUR)(d)	275,960
		2,340,366
	Supranationals — 6.3%
2,500,000	European Investment Bank, 2.375%, 5/24/2027	2,300,820
	Sweden — 3.3%
400,000	SKF AB, 3.125%, 9/14/2028, (EUR)	403,949
500,000	Vattenfall AB, EMTN, 0.125%, 2/12/2029, (EUR)	434,271
400,000	Volvo Car AB, EMTN, 2.500%, 10/07/2027, (EUR)	379,553
		1,217,773
	Switzerland — 0.5%
200,000	ABB Finance BV, Zero Coupon, 0.282%, 1/19/2030, (EUR)(c)	164,869

Principal Amount(‡)	Description	Value (†)
	United Kingdom — 8.5%
500,000	Anglian Water Services Financing PLC, EMTN, 1.625%, 8/10/2025, (GBP)	$565,796
300,000	Severn Trent Utilities Finance PLC, EMTN, 5.250%, 4/04/2036, (GBP)	340,002
500,000	SSE PLC, EMTN, 1.375%, 9/04/2027, (EUR)	481,957
300,000	SSE PLC, EMTN, 2.875%, 8/01/2029, (EUR)	297,976
1,300,000	U.K. Gilts, 0.875%, 7/31/2033, (GBP)	1,140,530
500,000	U.K. Gilts, 1.500%, 7/31/2053, (GBP)	290,713
		3,116,974
	United States — 12.5%
600,000	Digital Dutch Finco BV, 1.500%, 3/15/2030, (EUR)	510,982
300,000	Digital Intrepid Holding BV, 0.625%, 7/15/2031, (EUR)	226,136
200,000	DTE Electric Co., 3.950%, 3/01/2049	148,578
500,000	Equinix, Inc., 0.250%, 3/15/2027, (EUR)	461,544
400,000	Ford Motor Co., 3.250%, 2/12/2032	308,265
500,000	General Motors Co., 5.400%, 10/15/2029	476,573
400,000	Johnson Controls International PLC, 4.250%, 5/23/2035, (EUR)	406,297
400,000	Southern Power Co., 4.150%, 12/01/2025	386,615
300,000	Stellantis NV, EMTN, 4.375%, 3/14/2030, (EUR)	312,795
200,000	Thermo Fisher Scientific, Inc., 4.100%, 8/15/2047	159,784
Principal Amount(‡)	Description	Value (†)
	United States — continued
700,000	Verizon Communications, Inc., 3.875%, 2/08/2029	$641,023
600,000	Wabtec Transportation Netherlands BV, 1.250%, 12/03/2027, (EUR)	554,479
		4,593,071
	Total Bonds and Notes (Identified Cost $36,614,451)	30,694,742

Short-Term Investments — 6.1%
$2,243,536	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/29/2023 at 2.500% to be repurchased at $2,244,003 on 10/02/2023 collateralized by $2,570,000 U.S. Treasury Note, 0.750% due 8/31/2026 valued at $2,288,434 including accrued interest(e) (Identified Cost $2,243,536)	2,243,536
	Total Investments — 89.9% (Identified Cost $38,857,987)	32,938,278
	Other assets less liabilities — 10.1%	3,705,801
	Net Assets — 100.0%	$36,644,079

(†)
Registered investment companies are required to value portfolio investments using an unadjusted, readily available market quotation. The Fund obtains readily available market quotations from independent pricing services. Fund investments for which readily available market quotations are not available are priced at fair value pursuant to the Fund's Valuation Procedures. The Board of Trustees has approved a valuation designee who is subject to the
Board's oversight.
Unadjusted readily available market quotations that are utilized for exchange traded equity securities (including shares of closed-end investment companies and exchange-traded funds) include the last sale price quoted on the exchange where the security is traded most extensively. Futures contracts are valued at the closing settlement price on the exchange on which the valuation designee believes that, over time, they are traded most extensively. Shares of open-end investment companies are valued at net asset value per share.
Exchange traded equity securities for which there is no reported sale during the day are fair valued at the closing bid quotation as reported by an independent pricing service. Unlisted equity securities (except unlisted preferred equity securities) are fair valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be fair valued using evaluated bids furnished by an independent pricing service, if available.
Debt securities and unlisted preferred equity securities are fair valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers. Broker-dealer bid prices may be used to fair value debt and unlisted equities where an independent pricing service is unable to price an investment or where an independent pricing service does not provide a reliable price for the investment.
The Fund may also fair value investments in other circumstances such as when extraordinary events occur after the close of a foreign market, but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer's security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing a Fund's investments, the valuation designee may, among other things, use modeling tools or other processes that may take into account factors such as issuer specific information, or other related market activity and/or information that occurred after the close of the foreign market but before the time the Fund's net asset value ("NAV") is calculated. Fair valuation by the Fund's valuation designee may require subjective determinations about the value of the investment, and fair values used to determine a
Fund's NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of investments held by a Fund.
The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars, if any, are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period.

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(a)	Interest rate represents annualized yield at time of purchase; not a coupon rate. The Fund’s investment in this security is comprised of various lots with differing annualized yields.
(b)
All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2023, the value of Rule 144A holdings amounted to
$1,010,684 or 2.8% of net assets.

(c)	Interest rate represents annualized yield at time of purchase; not a coupon rate.
(d)	Perpetual bond with no specified maturity date.

(e)
The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is the Fund's policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. As of September 30, 2023, the Fund had an investment in a repurchase agreement for which the value of the related collateral exceeded the value of the repurchase agreement.

EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note

CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
Futures Contracts
The Fund may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.
When the Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as "initial margin." As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as "variation margin," are made or received by the Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When the Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit the Fund's ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.
Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Fund are reduced; however, in the event that a counterparty enters into bankruptcy, the Fund's claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.
At September 30, 2023, open long futures contracts were as follows:
Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
CBOT 5 Year U.S. Treasury Notes Futures	12/29/2023	8	$850,250	$842,875	$(7,375)
Eurex 10 Year Euro BUND Futures	12/07/2023	5	690,437	680,023	(10,414)
Eurex 30 Year Euro BUXL Futures	12/07/2023	5	679,178	646,826	(32,352)
Eurex 5 Year Euro BOBL Futures	12/07/2023	7	862,854	856,637	(6,217)
Montreal Exchange 10 Year Canadian Bond Futures	12/18/2023	9	783,942	762,871	(21,071)
Total					$(77,429)

At September 30, 2023, open short futures contracts were as follows:
Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
CME British Pound Currency Futures	12/18/2023	27	$2,129,032	$2,060,438	$68,594
CME Canadian Dollar Currency Futures	12/19/2023	9	662,535	664,515	(1,980)
CME Euro Foreign Exchange Currency Futures	12/18/2023	190	25,819,812	25,204,687	615,125
Total					$681,739
Fair Value Measurements.
In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:
• Level 1 — quoted prices in active markets for identical assets or liabilities;
• Level 2 — prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and
• Level 3 — prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund's pricing policies have been approved by the Board of Trustees. Investments for which market quotations are readily available are categorized in Level 1. Other investments for which an independent pricing service is utilized are categorized in Level 2. Broker-dealer bid prices for which the Fund has knowledge of the inputs used by the broker-dealer are categorized in Level 2. All other investments, including broker-dealer bid prices for which the Fund does not have knowledge of the inputs used by the broker-dealer, as well as investments fair valued by the valuation designee, are categorized in Level 3. All Level 2 and 3 securities are defined as being fair valued.
Under certain conditions and based upon specific facts and circumstances, the Fund’s valuation designee may determine that a fair valuation should be made for portfolio investment(s). These valuation designee fair valuations will be based upon a significant amount of Level 3 inputs.
The following is a summary of the inputs used to value the Fund's investments as of September 30, 2023, at value:
Asset Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$—	$30,694,742	$—	$30,694,742
Short-Term Investments	—	2,243,536	—	2,243,536
Total Investments	—	32,938,278	—	32,938,278
Futures Contracts (unrealized appreciation)	683,719	—	—	683,719
Total	$683,719	$32,938,278	$—	$33,621,997

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Futures Contracts (unrealized depreciation)	$(79,409)	$—	$—	$(79,409)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
Derivatives
Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Fund used at period end include futures contracts.
The Fund seeks to provide total return, through a combination of capital appreciation and current income, by investing in green bonds. The Fund pursues its objective by primarily investing in fixed-income securities. In connection with its principal investment strategies, the Fund may also invest in various types of futures contracts for investment purposes. As of September 30, 2023, the Fund used U.S. and foreign government bond futures to gain yield curve exposure.
The Fund is subject to the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. The Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Fund may use futures contracts to hedge against changes in interest rates and to manage duration without having to buy or sell portfolio securities. As of September 30, 2023, the Fund used U.S. and foreign government bond futures to manage duration.
The Fund is also subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may use futures contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. As of September 30, 2023, the Fund used currency futures for hedging purposes.
The following is a summary of derivative instruments for the Fund, as of September 30, 2023:
Assets	Unrealized appreciation on futures contracts
Exchange-traded asset derivatives
Foreign exchange contracts	$683,719

Liabilities	Unrealized depreciation on futures contracts
Exchange-traded liability derivatives
Foreign exchange contracts	$(1,980)
Interest rate contracts	(77,429)
Total exchange-traded liability derivatives	$(79,409)
The Fund’s derivatives do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of this disclosure.

Counterparty risk is managed based on policies and procedures established by the Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearinghouse, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers typically are required to segregate customer margin for exchange-traded derivatives from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund.
Investment Summary at September 30, 2023
Utility-Electric	17.6%
Government National	15.1
Industrial	14.3
Bank	9.0
Financial	9.0
Supra-National	6.3
Special Purpose	6.3
Telephone	2.4
Short-Term Investments	6.1
Other Investments, less than 2% each	3.8
Total Investments	89.9
Other assets less liabilities (including futures contracts)	10.1
Net Assets	100.0%

Currency Exposure Summary at September 30, 2023 (Unaudited)
Euro	59.6%
United States Dollar	23.8
British Pound	6.4
Canadian Dollar	0.1
Total Investments	89.9
Other assets less liabilities (including futures contracts)	10.1
Net Assets	100.0%